EXHIBIT 99.1

TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM AUGUST 1, 2009 THROUGH AUGUST 31, 2009
FORM MOR-1
(Unaudited)
(in thousands)

	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE's & Elims	Total	TER Dev.	RJE's & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.

Cash flow from Operating Activities
Net loss	$(7,668)	$3,762	$232	$2,233	$-	$6,227	$19	$-	$19	$-	$(1,422)	$335	$-	$(1,087)
	-													-
Record equity in subsidiaries	6,246	-	-	-	(6,246)	(6,246)	-	-	-	-	-	(1,422)	1,422	-

Net loss as adjusted	(1,422)	3,762	232	2,233	(6,246)	(19)	19	-	19	-	(1,422)	(1,087)	1,422	(1,087)
Adjustments to reconcile net loss to net
cash provided by operating activities
Equity in earning of subsidiaries	(6,246)	-	-	-	6,246	6,246	-	-	-	-	-	1,422	(1,422)	-
Non-cash interest accretion on property tax settlement	-	(8)	(53)	(5)	-	(66)	-	-	-	-	(66)	-	-	(66)
Minority Interest	-	-	-	-	-	-	-	-	-	-	-	(335)	-	(335)
Depreciation	16	3,250	314	207	-	3,771	-	-	-	-	3,787	-	-	3,787
Amortization	-	86	1	3	-	90	-	-	-	-	90	-	-	90
Amortization of deferred financing costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Provisions for losses on receivables	-	813	193	153	-	1,159	-	-	-	-	1,159	-	-	1,159
Stock based compensation expense	12	11	4	-	-	15	-	-	-	-	27	-	-	27
Non-cash reorganization expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Valuation Allowance CRDA	-	184	83	69	-	336	-	-	-	-	336	-	-	336

Change in operating assets & liabilities:
Accounts receivable	(14)	(2,226)	(692)	(232)	-	(3,150)	-	-	-	-	(3,164)	-	-	(3,164)
Inventories	-	326	(45)	85	-	366	-	-	-	-	366	-	-	366
Other current assets	344	(2,284)	(1,205)	(834)	-	(4,323)	-	-	-	-	(3,979)	-	-	(3,979)
Other assets	(3,071)	(315)	(143)	(220)	-	(678)	-	-	-	-	(3,749)	-	-	(3,749)
Due to Affiliates	5,859	(7,470)	1,107	504	-	(5,859)	-	-	-	-	-	-	-	-
Accounts payable, accrued expenses and other liabilities	809	(2,488)	1,284	(934)	-	(2,138)	(43)	-	(43)	-	(1,372)	-	-	(1,372)
Accrued interest	3,713	5,913	3,212	46	-	9,171	-	-	-	-	12,884	-	-	12,884
Other long-term liabilities	-	-	(2,441)	(1)	-	(2,442)	-	-	-	-	(2,442)	-	-	(2,442)
Net cash provided(used) by operating activities	-	(446)	1,851	1,074	-	2,479	(24)	-	(24)	-	2,455	-	-	2,455

Cash flow from Investing Activities
Purchases of PPE	-	(688)	(270)	(192)	-	(1,150)	-	-	-	-	(1,150)	-	-	(1,150)
Decrease in Restricted Cash	2,607	-	-	-	-	-	-	-	-	-	2,607	-	-	2,607
Purchases of CRDA investments	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Proceeds from CRDA investments	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Net cash provided(used) by investing activities	2,607	(688)	(270)	(192)	-	(1,150)	-	-	-	-	1,457	-	-	1,457

Cash flows from Financing Activities
Repayment of term loan	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Borrowing (Repayment) - I/C Debt	(708)	-	-	708	-	708	-	-	-	-	-	-	-	-
Repayment of other long-term debt	-	(16)	-	-	-	(16)	-	-	-	-	(16)	-	-	(16)
Contributions from Parent	(24)	-	-	-	-	-	24	-	24	-	-	-	-	-
Net cash provided(used) by financing activities	(732)	(16)	-	708	-	692	24	-	24	-	(16)	-	-	(16)

Net increase(decrease) in cash and cash equivalents	1,875	(1,150)	1,581	1,590	-	2,021	-	-	-	-	3,896	-	-	3,896
Cash and cash equivalents at beginning of period	21,171	27,079	15,874	12,191	-	55,144	-	-	-	-	76,315	-	-	76,315
Cash and cash equivalents at end of period	$23,046	$25,929	$17,455	$13,781	$-	$57,165	$-	$-	$-	$-	$80,211	$-	$-	$80,211

Cash Disbursements(in whole dollars)	$3,134,863	$42,452,000	$18,056,025	$14,392,161		$78,035,049	$0				$78,035,049	$0		$78,035,049

TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM FEBRUARY 17, 2009 THROUGH AUGUST 31, 2009
FORM MOR-1
(Unaudited)
(in thousands)

	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE's & Elims	Total	TER Dev.	RJE's & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.

Cash flow from Operating Activities
Net loss	$(55,236)	$(22,028)	$(366,032)	$(187,506)	$-	$(575,566)	$(282)	$-	$(282)	$-	$(631,084)	$154,389	$-	$(476,695)
	-											-		-
Record equity in subsidiaries	(575,848)	-	-	-	575,848	575,848	-	-	-	-	-	(631,084)	631,084	-

Net loss as adjusted	(631,084)	(22,028)	(366,032)	(187,506)	575,848	282	(282)	-	(282)	-	(631,084)	(476,695)	631,084	(476,695)
Adjustments to reconcile net loss to net
cash provided by operating activities
Equity in earning of subsidiaries	575,848	-	-	-	(575,848)	(575,848)	-	-	-	-	-	631,084	(631,084)	-
Non-cash interest accretion on property tax settlement	-	(54)	(340)	(38)	-	(432)	-	-	-	-	(432)	-	-	(432)
Deferred income taxes	-	(335)	(1,910)	-	-	(2,245)	-	-	-	-	(2,245)	(6,079)	-	(8,324)
Minority Interest	-	-	-	-	-	-	-	-	-	-	-	(148,305)	-	(148,305)
Intangible asset impairment charge	-	3,720	16,780	-	-	20,500	-	-	-	-	20,500	-	-	20,500
Asset impairment charge	-	-	331,059	205,174	-	536,233	-	-	-	-	536,233	-	-	536,233
Depreciation	88	21,343	6,181	675	-	28,199	-	-	-	-	28,287	-	-	28,287
Amortization	-	550	4	20	-	574	-	-	-	-	574	-	-	574
Amortization of deferred financing costs	62	26	13	-	-	39	-	-	-	-	101	-	-	101
Provisions for losses on receivables	-	7,118	1,205	1,181	-	9,504	-	-	-	-	9,504	-	-	9,504
Stock based compensation expense	556	73	27	-	-	100	-	-	-	-	656	-	-	656
Non-cash reorganization expense	7,581	4,567	2,284	-	-	6,851	-	-	-	-	14,432	-	-	14,432
Valuation Allowance CRDA	-	(559)	(194)	110	-	(643)	-	-	-	-	(643)	-	-	(643)

Change in operating assets & liabilities:
Accounts receivable	(73)	(7,198)	(1,548)	(773)	-	(9,519)	-	-	-	-	(9,592)	-	-	(9,592)
Inventories	-	(190)	(14)	137	-	(67)	-	-	-	-	(67)	-	-	(67)
Other current assets	(2,956)	(2,726)	74	(495)	-	(3,147)	-	-	-	-	(6,103)	-	-	(6,103)
Other assets	532	325	340	510	-	1,175	-	-	-	-	1,707	-	-	1,707
Due to Affiliates	3,791	(5,712)	1,992	(71)	-	(3,791)	-	-	-	-	-	-	-	-
Accounts payable, accrued expenses and other liabilities	5,319	6,851	1,378	(15,570)	-	(7,341)	(158)	-	(158)	-	(2,180)	-	-	(2,180)
Accrued interest	57,756	3,137	1,281	290	-	4,708	-	-	-	-	62,464	-	-	62,464
Other long-term liabilities	-	-	(2,753)	(6)	-	(2,759)	-	-	-	-	(2,759)	-	-	(2,759)
Net cash provided(used) by operating activities	17,420	8,908	(10,173)	3,638	-	2,373	(440)	-	(440)	-	19,353	5	-	19,358

Cash flow from Investing Activities
Purchases of PPE	19	(11,186)	(704)	(1,366)	-	(13,256)	-	-	-	-	(13,237)	-	-	(13,237)
Decrease in Restricted Cash	2,807	-	-	-	-	-	-	-	-	-	2,807	-	-	2,807
Investment in and advances to subs	-	-	-	-	-	-	-	-	-	-	-	(984)	984	-
Purchases of CRDA investments	-	(2,774)	(1,295)	(1,035)	-	(5,104)	-	-	-	-	(5,104)	-	-	(5,104)
Proceeds from CRDA investments	-	5,008	1,882	919	-	7,809	-	-	-	-	7,809	-	-	7,809
Net cash provided(used) by investing activities	2,826	(8,952)	(117)	(1,482)	-	(10,551)	-	-	-	-	(7,725)	(984)	984	(7,725)

Cash flows from Financing Activities
Repayment of term loan	(2,464)	-	-	-	-	-	-	-	-	-	(2,464)	-	-	(2,464)
Borrowing (Repayment) - I/C Debt	(3,784)	-	7,671	(3,887)	-	3,784	-	-	-	-	-	-	-	-
Repayment of other long-term debt	-	(114)	-	-	-	(114)	-	-	-	-	(114)	-	-	(114)
Contributions from Parent	544	-	-	-	-	-	440	-	440	-	984	-	(984)	-
Net cash provided(used) by financing activities	(5,704)	(114)	7,671	(3,887)	-	3,670	440	-	440	-	(1,594)	-	(984)	(2,578)

Net increase(decrease) in cash and cash equivalents	14,542	(158)	(2,619)	(1,731)	-	(4,508)	-	-	-	-	10,034	(979)	-	9,055
Cash and cash equivalents at beginning of period	8,504	26,087	20,074	15,512	-	61,673	-	-	-	-	70,177	979	-	71,156
Cash and cash equivalents at end of period	$23,046	$25,929	$17,455	$13,781	$-	$57,165	$-	$-	$-	$-	$80,211	$(0)	$-	$80,211

TCI 2 HOLDINGS et al
Consolidating Statement of Operations
For the Month Ended August 31, 2009
MOR-2 Case # 09-13654 (JHW)
(Unaudited)

	TRUMP	TRUMP	TRUMP	TER	TER	TER	TERH	TERH		TER INC	TER INC
(Dollars in Thousands)	TAJ MAHAL	PLAZA	MARINA	FUNDING	DEVELOP	HOLDINGS LP	ELIMINATION	CONSOLIDATED	TER INC	ELIMINATION	CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$13,943	$5,419	$4,044	$0	$0	$0	$0	$23,406	$0	$0	$23,406
SLOT REVENUE	27,891	14,156	12,184	0	0	0	0	54,231	0	0	54,231
POKER REVENUE	1,604	0	0	0	0	0	0	1,604	0	0	1,604
KENO WIN	25	0	0	0	0	0	0	25	0	0	25
SIMULCAST REVENUE	73	0	0	0	0	0	0	73	0	0	73
TOTAL GAMING REVENUE	43,536	19,575	16,228	0	0	0	0	79,339	0	0	79,339

ROOMS	6,200	2,809	2,119	0	0	0	0	11,128	0	0	11,128
FOOD & BEVERAGE	5,907	3,056	2,358	0	0	0	0	11,321	0	0	11,321
ENTERTAINMENT	846	324	46	0	0	0	0	1,216	0	0	1,216
OTHER	1,987	782	924	0	0	0	0	3,693	0	0	3,693
TOTAL OTHER	14,940	6,971	5,447	0	0	0	0	27,358	0	0	27,358

GROSS REVENUE	58,476	26,546	21,675	0	0	0	0	106,697	0	0	106,697

RFB COMPS	6,813	3,253	2,401	0	0	0	0	12,467	0	0	12,467
COIN	4,313	2,553	2,287	0	0	0	0	9,153	0	0	9,153
CASH COMPS	1,313	215	94	0	0	0	0	1,622	0	0	1,622
ALLOCATED COMPS	0	0	0	0	0	0	0	0	0	0	0
TOTAL PROMO ALLOWANCES	12,439	6,021	4,782	0	0	0	0	23,242	0	0	23,242

NET REVENUES	46,037	20,525	16,893	0	0	0	0	83,455	0	0	83,455

EXPENSES
PAYROLL & RELATED	13,316	7,983	6,597	0	0	398	0	28,294	0	0	28,294
COST OF GOODS SOLD	2,134	909	880	0	0	0	0	3,923	0	0	3,923
PROMO EXPENSE	1,999	1,488	881	0	0	0	0	4,368	0	0	4,368
ADVERTISING	420	298	195	0	0	0	0	913	0	0	913
MARKETING/ENTERTAINMENT	2,093	599	443	0	0	0	0	3,135	0	0	3,135
GAMING TAX & REG FEES	4,029	2,024	1,730	0	0	16	0	7,799	0	0	7,799
PROPERTY TAX, RENT & INSUR	3,179	1,391	1,131	0	0	442	0	6,143	0	0	6,143
UTILITIES	1,472	847	709	0	0	12	0	3,040	0	0	3,040
PROV FOR DOUBTFUL ACCTS	813	193	153	0	0	0	0	1,159	0	0	1,159
GEN, ADMIN & OTHER OPER	3,337	1,646	1,467	0	(19)	2,558	0	8,989	0	0	8,989
TOTAL OPERATING EXPENSES	32,792	17,378	14,186	0	(19)	3,426	0	67,763	0	0	67,763

GROSS OPERATING PROFIT	13,245	3,147	2,707	0	19	(3,426)	0	15,692	0	0	15,692

CRDA EXPENSE(INCOME)	184	82	69	0	0	0	0	335	0	0	335

EBITDA	13,061	3,065	2,638	0	19	(3,426)	0	15,357	0	0	15,357

DEPRECIATION & AMORTIZATION	(3,335)	(315)	(209)	0	0	(15)	0	(3,874)	0	0	(3,874)
INTEREST INCOME	8	76	20	9,267	0	8,474	(17,739)	106	0	0	106
INTEREST EXPENSE	(5,972)	(2,594)	(216)	(9,267)	0	(12,701)	17,739	(13,011)	0	0	(13,011)
NON-CASH REORGANIZATION EXPENSE	0	0	0	0	0	0	0	0	0	0	0
OTHER NON-OP INC(EXP)/IMPAIRMENT								0	0	0	0
PROVISION FOR TAXES	0	0	0	0	0	0	0	0	0	0	0
NON-CONTROLLING INTEREST IN SUBS	0	0	0	0	0	0	0	0	335	0	335
NET INCOME(LOSS)	$3,762	$232	$2,233	$0	$19	($7,668)	$0	($1,422)	$335	$0	($1,087)

TCI 2 HOLDINGS et al
Consolidating Statement of Operations
For the Period February 17 through August 31, 2009
MOR-2 Case # 09-13654 (JHW)
(Unaudited)

	TRUMP	TRUMP	TRUMP	TER	TER	TER	TERH	TERH		TER INC	TER INC
(Dollars in Thousands)	TAJ MAHAL	PLAZA	MARINA	FUNDING	DEVELOP	HOLDINGS LP	ELIMINATION	CONSOLIDATED	TER INC	ELIMINATION	CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$82,778	$31,667	$21,516	$-	$-	$-	$-	$135,961	$-	$-	$135,961
SLOT REVENUE	152,108	81,303	70,801	-	-	-	-	304,212	-	-	304,212
POKER REVENUE	9,928	-	-	-	-	-	-	9,928	-	-	9,928
KENO WIN	112	-	-	-	-	-	-	112	-	-	112
SIMULCAST REVENUE	419	-	-	-	-	-	-	419	-	-	419
TOTAL GAMING REVENUE	245,345	112,970	92,317	-	-	-	-	450,632	-	-	450,632

ROOMS	30,290	13,765	10,032	-	-	-	-	54,087	-	-	54,087
FOOD & BEVERAGE	31,397	14,617	11,512	-	-	-	-	57,526	-	-	57,526
ENTERTAINMENT	1,987	878	151	-	-	-	-	3,016	-	-	3,016
OTHER	11,754	4,316	4,864	-	-	-	-	20,934	-	-	20,934
TOTAL OTHER	75,428	33,576	26,559	-	-	-	-	135,563	-	-	135,563

GROSS REVENUE	320,773	146,546	118,876	-	-	-	-	586,195	-	-	586,195

RFB COMPS	38,837	17,899	13,636	-	-	-	-	70,372	-	-	70,372
COIN	26,868	15,623	14,298	-	-	-	-	56,789	-	-	56,789
CASH COMPS	10,297	763	401	-	-	-	-	11,461	-	-	11,461
TOTAL PROMO ALLOWANCES	76,002	34,285	28,335	-	-	-	-	138,622	-	-	138,622

NET REVENUES	244,771	112,261	90,541	-	-	-	-	447,573	-	-	447,573

EXPENSES
PAYROLL & RELATED	84,353	51,872	41,633	-	-	3,059	-	180,917	-	-	180,917
COST OF GOODS SOLD	11,823	4,504	4,381	-	-	-	-	20,708	-	-	20,708
PROMO EXPENSE	12,131	9,483	4,946	-	-	-	-	26,560	-	-	26,560
ADVERTISING	2,506	1,562	1,211	-	-	-	-	5,279	-	-	5,279
MARKETING/ENTERTAINMENT	9,635	3,248	2,591	-	-	-	-	15,474	-	-	15,474
GAMING TAX & REG FEES	23,676	12,275	10,253	-	-	53	-	46,257	-	-	46,257
PROPERTY TAX, RENT & INSUR	20,195	9,518	7,686	-	-	2,162	-	39,561	-	-	39,561
UTILITIES	9,763	4,453	3,878	-	-	65	-	18,159	-	-	18,159
PROV FOR DOUBTFUL ACCTS	7,118	1,205	1,183	-	-	-	-	9,506	-	-	9,506
GEN, ADMIN & OTHER OPER	18,174	10,119	8,248	-	282	14,838	-	51,661	-	-	51,661
TOTAL OPERATING EXPENSES	199,374	108,239	86,010	-	282	20,177	-	414,082	-	-	414,082

GROSS OPERATING PROFIT	45,397	4,022	4,531	-	(282)	(20,177)	-	33,491	-	-	33,491

CRDA EXPENSE(INCOME)	(561)	(194)	111	-	-	-	-	(644)	-	-	(644)

EBITDA	45,958	4,216	4,420	-	(282)	(20,177)	-	34,135	-	-	34,135

DEPRECIATION & AMORTIZATION	(21,893)	(6,184)	(694)	-	-	(86)	-	(28,857)	-	-	(28,857)
INTEREST INCOME	58	491	129	59,574	-	54,062	(113,502)	812	5	-	817
INTEREST EXPENSE	(38,199)	(16,342)	(1,383)	(59,574)	-	(81,493)	113,502	(83,489)	-	-	(83,489)
NON-CASH REORGANIZATION EXPENSE	(4,567)	(2,284)	-	-	-	(7,581)	-	(14,432)	-	-	(14,432)
OTHER NON-OP INC(EXP)/IMPAIRMENT	(3,720)	(347,839)	(189,978)	-	-	39	-	(541,498)	-	-	(541,498)
INCOME TAX BENEFIT	335	1,910	-	-	-	-	-	2,245	6,079	-	8,324
NON-CONTROLLING INTEREST IN SUBS	-	-	-	-	-	-	-	-	148,305	-	148,305
NET INCOME(LOSS)	($22,028)	($366,032)	($187,506)	$0	($282)	($55,236)	$0	($631,084)	$154,389	$0	($476,695)

TCI 2 HOLDINGS et al
Consolidating Balance Sheet
August 31, 2009 and February 16, 2009
MOR-3 Case # 09-13654 (JHW)
(Unaudited)

											August 31, 2009	February 16, 2009
(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOPMENT	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TRUMP ENTER RESORTS INC	TER INC ELIMINATION	TER INC CONSOLIDATED	TER INC CONSOLIDATED

CURRENT ASSETS
CASH & CASH EQUIVALENTS	$25,929	$17,455	$13,781	$0	$0	$23,046	$0	$80,211	$0	$0	$80,211	$71,156
ACCOUNTS RECEIVABLE, NET	26,662	7,805	6,480	0	0	0	0	40,947	0	0	40,947	41,896
ACCTS RECEIVABLE, OTHER	2,753	1,428	1,544	136,485	0	20,534	(156,909)	5,835	0	0	5,835	4,798
RE TAX RECEIVABLE	486	3,078	352	0	0	0	0	3,916	0	0	3,916	638
INVENTORIES	3,121	1,383	1,028	0	0	0	0	5,532	0	0	5,532	5,465
PREPAID AND OTHER	12,907	6,029	4,744	0	0	4,263	0	27,943	0	0	27,943	21,200
DEF INCOME TAXES- CURRENT	904	944	1,019	0	0	0	0	2,867	10,942	0	13,809	13,809
TOTAL CURRENT ASSETS	72,762	38,122	28,948	136,485	0	47,843	(156,909)	167,251	10,942	0	178,193	158,962

INVESTMENT IN SUBSIDIARIES	0	0	0	0	0	5,892	(5,892)	0	(610,599)	610,599	0	0
NOTES RECEIVABLE	0	0	0	1,248,969	0	1,185,615	(2,434,584)	0	0	0	0	0

PROPERTY & EQUIPMENT
LAND	196,618	9,542	6,239	0	0	1,043	0	213,442	0	0	213,442	398,296
BUILDINGS AND IMPROVEMENTS	898,471	15,532	13,346	0	0	1,645	0	928,994	0	0	928,994	1,264,760
FURNITURE, FIXTURES AND EQUIPMENT	133,014	5,780	3,064	0	0	935	0	142,793	0	0	142,793	220,351
LEASEHOLD IMPROVEMENTS	0	0	1,142	0	0	958	0	2,100	0	0	2,100	6,093
CONSTRUCTION-IN-PROCESS	2,745	476	33	0	100	289	0	3,643	0	0	3,643	4,006
PROPERTY AND EQUIPMENT	1,230,848	31,330	23,824	0	100	4,870	0	1,290,972	0	0	1,290,972	1,893,506
ACCUMULATED DEPRECIATION	(144,048)	(497)	(309)	0	0	(1,525)	0	(146,379)	0	0	(146,379)	(189,889)
PROPERTY AND EQUIPMENT, NET	1,086,800	30,833	23,515	0	100	3,345	0	1,144,593	0	0	1,144,593	1,703,617

RESTRICTED CASH	0	0	0	0	0	0	0	0	0	0	0	2,807
DEFERRED FINANCE COSTS, NET	0	0	0	0	0	0	0	0	0	0	0	14,533

LEASEHOLD INT	0	19	0	0	0	0	0	19	0	0	19	23
CUSTOMER RELATION	2,717	0	0	0	0	0	0	2,717	0	0	2,717	3,253
TRADENAMES	32,712	0	0	0	0	0	0	32,712	0	0	32,712	53,212
INTANGIBLES ASSETS, NET	35,429	19	0	0	0	0	0	35,448	0	0	35,448	56,488
RE TAX RECEIVABLE-L/T	1,543	9,722	1,112	0	0	0	0	12,377	0	0	12,377	15,863
DEF INCOME TAXES- NONCURRENT	0	0	0	0	0	0	0	0	0	0	0	0
CRDA INVESTMENTS	28,201	16,154	11,721	0	0	0	0	56,076	0	0	56,076	57,464
OTHER ASSETS, NET	4,780	1,807	3,010	0	0	13,886	0	23,483	0	0	23,483	25,630
TOTAL ASSETS	$1,229,515	$96,657	$68,306	$1,385,454	$100	$1,256,581	($2,597,385)	$1,439,228	($599,657)	$610,599	$1,450,170	$2,035,364

TCI 2 HOLDINGS et al
Consolidating Balance Sheet
August 31, 2009 and February 16, 2009
MOR-3 Case # 09-13654 (JHW)
(Unaudited)

											August 31, 2009	February 16, 2009
(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOPMENT	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TRUMP ENTER RESORTS INC	TER INC ELIMINATION	TER INC CONSOLIDATED	TER INC CONSOLIDATED

CURRENT LIABILITIES
ACCOUNTS PAYABLE	$10,784	$4,249	$3,581	$0	$3	$11,741	$0	$30,358	$0	$0	$30,358	$32,640
ACCRUED PAYROLL	12,405	6,626	5,919	0	0	1,015	0	25,965	0	0	25,965	24,234
INCOME TAXES PAYABLE	3,470	2,384	2,011	0	0	483	0	8,348	0	0	8,348	8,248
ACCRUED INTEREST PAYABLE	20,373	7,698	2,564	136,485	0	143,777	(156,909)	153,988	0	0	153,988	91,524
DUE TO AFFILIATES	23,819	2,913	1,060	0	0	(27,792)	0	0	0	0	0	0
SELF INSURANCE RESERVES	7,856	4,724	3,587	0	0	0	0	16,167	0	0	16,167	14,717
ACCRUED PARTNER DISTRIBUTIONS	0	0	0	0	0	430	0	430	0	0	430	0
OTHER ACCRUED LIABILITIES	8,332	5,124	3,510	0	0	1,308	0	18,274	0	0	18,274	12,744
OTHER CURRENT LIABILITIES	7,599	5,529	2,583	0	0	34	0	15,745	0	0	15,745	31,928
SENIOR NOTES	564,327	287,153	0	1,248,969	0	1,248,969	(2,100,449)	1,248,969	0	0	1,248,969	1,248,969
CURR MATURTIES - LONG-TERM DEBT	299	0	0	0	0	486,293	0	486,592	0	0	486,592	489,032
TOTAL CURRENT LIABILITIES	659,264	326,400	24,815	1,385,454	3	1,866,258	(2,257,358)	2,004,836	0	0	2,004,836	1,954,036

INTERCOMPANY DEBT	250,000	60,222	23,913	0	0	0	(334,135)	0	0	0	0	0
OTHER L/T DEBT	5,689	0	0	0	0	0	0	5,689	0	0	5,689	5,826
TOTAL LONG-TERM DEBT	255,689	60,222	23,913	0	0	0	(334,135)	5,689	0	0	5,689	5,826

DEFERRED INCOME TAXES	13,105	944	1,019	0	0	0	0	15,068	43,972	0	59,040	67,364
INCOME TAXES-L/T	5,816	3,357	2,939	0	0	697	0	12,809	0	0	12,809	12,809
OTHER LONG-TERM LIABILITIES	0	11,180	20	0	0	225	0	11,425	0	0	11,425	14,184
TOTAL LIABILITIES	933,874	402,103	52,706	1,385,454	3	1,867,180	(2,591,493)	2,049,827	43,972	0	2,093,799	2,054,219

STOCKHOLDERS' EQUITY
COMMON STOCK	0	0	0	0	0	0	0	0	32	0	32	32
NONCONTROLLING INTEREST IN SUBSIDIARIES								0	(147,896)		(147,896)	683
CAPITAL IN EXCESS OF PAR	371,523	146,297	422,272	0	11,637	605,314	(951,729)	605,314	467,334	(605,314)	467,334	466,835
OTHER COMPREHENSIVE INCOME	0	0	0	0	0	0	0	0	0	0	0	0
RETAINED EARNINGS (DEFICIT)	(75,882)	(451,743)	(406,672)	0	(11,540)	(1,215,913)	945,837	(1,215,913)	(963,099)	1,215,913	(963,099)	(486,405)
STOCKHOLDERS' EQUITY	295,641	(305,446)	15,600	0	97	(610,599)	(5,892)	(610,599)	(643,629)	610,599	(643,629)	(18,855)

TOTAL LIABILITIES AND S/H EQUITY	$1,229,515	$96,657	$68,306	$1,385,454	$100	$1,256,581	($2,597,385)	$1,439,228	($599,657)	$610,599	$1,450,170	$2,035,364

TCI 2 HOLDINGS, LLC et al.
CONSOLIDATING STATEMENT OF ACCOUNTS PAYABLE AGING - FORM MOR-4
AS OF AUGUST 31, 2009
(Unaudited)

	0 - 30	31 - 60	61 - 90	91 - 120	Over 120	Total
($in Thousands)	Days	Days	Days	Days	Days

TER Holdings, LP	$2,117	$1,671	$940	$780	$6,233	$11,741

Trump Taj Mahal	8,390	206	168	100	1,920	10,784

Trump Plaza	3,359	186	59	205	440	4,249

Trump Marina	2,607	42	3	329	600	3,581

TER Development	3	0	0	0	0	3

Total	$16,476	$2,105	$1,170	$1,414	$9,193	$30,358

TCI 2 HOLDINGS, LLC et al.
CONSOLIDATING STATEMENT OF ACCOUNTS RECEIVABLE AGING - FORM MOR-5
AS OF AUGUST 31, 2009
(Unaudited)

($in Thousands)	0 - 30 Days	31 - 60 Days	61 - 90 Days	Over 90	Allowance for Doubtful Accounts	Total
				Days

TER Holdings, LP	$15	$0	$19	$76	$0	$110

Trump Taj Mahal	16,863	4,721	4,685	33,139	(29,507)	29,901

Trump Plaza	5,598	1,069	393	11,190	(5,939)	12,311

Trump Marina	4,306	935	456	6,526	(3,847)	8,376

Total	$26,782	$6,725	$5,553	$50,931	($39,293)	$50,698